UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2007

Optium Corporation

(Exact Name of Company as Specified in Charter)

Delaware	001-33109	59-3684497
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Precision Road
Horsham, PA 19044		19044
(Address of Principal Executive Offices)		(Zip Code)

(267) 803-3800

(Registrant’s telephone number,

including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 8.01 Other Events

On July 10, 2007 the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits.  See Exhibit index

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPTIUM CORPORATION

	By:	/s/ David Renner
	Name:	David Renner
	Title:	Chief Financial Officer

Date: July 10, 2007

Index to Exhibits

Exhibit No.	Description

99.1	Press Release issued by Optium Corporation dated July 10, 2007